EXHIBIT 10.1
EXECUTION VERSION

AMENDMENT NO. 3 TO AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT
AMENDMENT NO. 3 TO AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT dated as of June 30, 2014 (this “Amendment”) to the Amended and Restated Multicurrency Credit Agreement dated as of August 11, 2011 (as heretofore amended, the “Credit Agreement”) among CLIFFS NATURAL RESOURCES INC. (the “Company”), certain Foreign Subsidiaries of the Company from time to time party thereto, various Lenders from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Administrative Agent”), JPMORGAN CHASE BANK, N.A., as Syndication Agent and L/C Issuer, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, J.P. MORGAN SECURITIES LLC, CITIGROUP GLOBAL MARKETS INC., PNC CAPITAL MARKETS INC. and U.S. BANK NATIONAL ASSOCIATION, as Joint Lead Arrangers and Joint Book Managers, and FIFTH THIRD BANK and RBS CITIZENS, N.A., as Co-Documentation Agents.
W I T N E S S E T H :
WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below;
NOW, THEREFORE, the parties hereto agree as follows:
Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Loan Documents shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.
SECTION 2    . Amendments.
(a)    The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is amended as follows:
(i)    by replacing the paragraph directly under the grid therein, in its entirety, as follows: “Notwithstanding the foregoing, Level V shall apply from the Third Amendment Effective Date until the date on which the officer’s certificate referenced in Section 6.01(c) is delivered with respect to the quarter ending June 30, 2014.”; and
(ii)    by replacing “3.25” in the second paragraph under the grid therein with “4.25”.

(b)    Clause (a)(v) of the definition of “EBITDA” in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:
“(v)(A) cash charges related specifically to the idling, shutdown, restructuring or other disposition of the Wabush mine and related facilities and operations in an aggregate amount not to exceed U.S. $100,000,000 (calculated on a cumulative basis for all periods) during the term of this Agreement and (B) additional cash restructuring charges in an aggregate amount not to exceed U.S. $100,000,000 (calculated on a cumulative basis for all periods) during the term of this Agreement”.
(c)    The first sentence of the definition of “LIBOR” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:
““LIBOR” means, for any Interest Period with respect to a Eurocurrency Loan, the rate per annum equal to the London Interbank Offered Rate or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in U.S. Dollars or the relevant Alternative Currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period.”
(d)    The definition of “Net Worth” in Section 1.01 of the Credit Agreement is amended by inserting the following parenthetical immediately after the words “treasury stock”:
“(but without giving effect to non-cash impairment charges of up to U.S. $1,000,000,000 in the aggregate taken on or after the Third Amendment Effective Date)”.
(e)    The definition of “Patriot Act” in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:
““Patriot Act” is defined in Section 5.26 hereof.”
(f)    The definition of “Restricted Investments” in Section 1.01 of the Credit Agreement is amended by (x) replacing clause (d) thereof in its entirety as follows:
“(d) Permitted Acquisitions; provided that (i) during any period after the Third Amendment Effective Date when the Permitted Transaction Condition is not satisfied, the aggregate amount of consideration (excluding common equity interests of the Company) paid in respect of such Permitted Acquisition, together with the aggregate amount of Investments made in reliance on (x) clause (o)(A) of the definition of “Restricted Investments” and (y) clause (q)(i) of the definition of “Restricted Investments” (excluding, in the case of clauses

(x) and (y), the amount of such Investments made using common equity of the Company), shall not exceed U.S. $150,000,000 in any period of four consecutive fiscal quarters and (ii) in the case of any Acquisition with consideration in excess of U.S. $100,000,000, the Company shall deliver to the Administrative Agent at least 3 Business Days (or such shorter period as may be agreed to by the Administrative Agent) prior to any such Acquisition a certificate confirming pro forma compliance with Section 6.18 hereof;”
; (y) replacing clause (o) thereof in its entirety as follows:
“(o) Investments of the Company and its Restricted Subsidiaries to make acquisitions of additional mining interests or for other strategic or commercial purposes; provided that, (i) in no event shall the amount of such Investments exceed the Permitted Investment Amount and (ii) after giving effect to any such Investment, no Default or Event of Default shall exist, including with respect to the covenants contained in Section 6.18 hereof on a pro forma basis; provided further that, (A) during any period after the Third Amendment Effective Date when the Permitted Transaction Condition is not satisfied, the aggregate amount of consideration (excluding common equity interests of the Company) paid in respect of such Investments, together with (x) the aggregate amount of consideration paid in connection with an Acquisition made in reliance on clause (d)(i) of the definition of “Restricted Investments” and (y) the aggregate amount of Investments made in reliance on clause (q)(i) of the definition of “Restricted Investments” (excluding, in the case of clauses (x) and (y), the amount of such Acquisitions and Investments made using common equity of the Company), shall not exceed U.S. $150,000,000 in any period of four consecutive fiscal quarters and (B) in the case of any Investment in excess of U.S. $100,000,000, the Company shall deliver to the Administrative Agent at least 3 Business Days (or such shorter period as may be agreed to by the Administrative Agent) prior to such Investment, a certificate confirming such pro forma compliance required under this clause (o);”
; and (z) replacing clause (q) thereof in its entirety as follows:
“(q) Investments, not otherwise permitted under clauses (a) - (p), of the Company and its Restricted Subsidiaries; provided that the Company shall be in pro forma compliance with Section 6.18 hereof and (i) during any period after the Third Amendment Effective Date when the Permitted Transaction Condition is not satisfied, the aggregate amount of consideration (excluding common equity interests of the Company) paid in respect of such Investments, together with (x) the aggregate amount of consideration paid in connection with an Acquisition made in reliance on clause (d)(i) of the definition of “Restricted Investments” and (y) the aggregate amount of Investments made in reliance on clause (o)(A) of the definition of “Restricted Investments” (excluding, in the case of clauses (x) and (y), the amount of such Acquisitions and Investments made using common equity of the Company), shall not exceed U.S. $150,000,000 in any period of four consecutive fiscal quarters and (ii) in the case of any such Investment in which the aggregate amount to be invested is greater than U.S. $100,000,000, the Company shall deliver to the Administrative Agent at least 3 Business Days (or such shorter period as may be agreed to by the Administrative Agent) prior to such Investment, a certificate confirming such pro forma compliance required under this clause (q).”
(g)    Section 1.01(a) of the Credit Agreement is amended by deleting the definitions of “Second Amendment Effective Date”, “Tangible Net Worth”, “Temporary Pricing Period” and “Temporary Revised Covenant Period” in their entirety.
(h)    The following new definitions are added to Section 1.01 of the Credit Agreement in the appropriate place in alphabetical order:
““Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.
“Net Leverage Ratio” means, on any date, the ratio of (a) (x) Total Funded Debt minus (y) unrestricted cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries on such date to (b) EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“Permitted Transaction Condition” means, with respect to (i) an Investment made pursuant to clauses (o) or (q) of the definition of “Restricted Investment” or (ii) a Permitted Acquisition, and, in each case, after giving effect to such Investment or Permitted Acquisition, the Net Leverage Ratio shall not be more than 3.00 to 1.00 on a pro forma basis.
“Sanction(s)” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.
“Third Amendment Effective Date” means June 30, 2014.”
(i)    Section 5.03 of the Credit Agreement is amended as follows:
(i)    by replacing “December 31, 2010” and “June 30, 2011” with “December 31, 2013” and “March 31, 2014”, respectively; and
(ii)    by replacing “6 months” with “3 months”.

(j)    Section 5.04 of the Credit Agreement is amended by replacing “December 31, 2010” with “December 31, 2013”.
(k)    Section 5.23 of the Credit Agreement is amended to read in its entirety as set forth below:
“Section 5.23.    Economic Sanctions. Neither the Company, nor any of its Restricted Subsidiaries, nor, to the knowledge of the Company and its Restricted Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity currently the subject of any Sanctions, nor is the Company or any Restricted Subsidiary located, organized or resident in a Designated Jurisdiction.”
(l)    The Credit Agreement is amended by adding a new Section 5.25 as set forth below:
“Section 5.25.     Anti-Corruption Laws. The Company and its Subsidiaries have conducted their businesses for the past five years in compliance with applicable anti-corruption laws in all material respects and have policies and procedures designed, in the Company’s business judgment, to promote and achieve compliance with such laws.”
(m)    The Credit Agreement is amended by adding a new Section 5.26 as set forth below:
“Section 5.26.     Patriot Act. The Company and its Restricted Subsidiaries are in compliance, in all material respects, with the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”).”
(n)    Section 6.12(j) of the Credit Agreement is amended to read in its entirety as set forth below:
“(j) Indebtedness of Non-Guarantor Subsidiaries not otherwise permitted by this Section; provided that the aggregate amount at any time outstanding of all such Indebtedness plus Indebtedness of the Company and all Restricted Subsidiaries secured by Liens shall not exceed 5% of consolidated total assets of the Company and its Restricted Subsidiaries as measured as of the end of the most recently completed fiscal quarter prior to the incurrence of such Indebtedness; and”
(o)    Section 6.13(k) of the Credit Agreement is amended to read in its entirety as set forth below:
“(k) Liens securing Indebtedness; provided that the aggregate amount of such secured Indebtedness at any time outstanding plus the Indebtedness of Non-Guarantor Subsidiaries under Section 6.12(j), without duplication, shall not exceed 5% of consolidated total assets of the Company and its

Restricted Subsidiaries as measured as of the end of the most recently completed fiscal quarter prior to the incurrence of such Indebtedness.”
(p)    Section 6.16 of the Credit Agreement is amended to read in its entirety as set forth below:
“6.16. Dividends and Certain Other Restricted Payments. (a) After the occurrence and during the continuation of a Default or an Event of Default, the Company shall not, nor shall it permit any of its Restricted Subsidiaries to, (i) declare or pay any dividends on or make any other distributions in respect of any class or series of its capital stock or other equity interests (other than a dividend payable solely in stock or other equity interests) or (ii) directly or indirectly purchase, redeem, or otherwise acquire or retire any of its capital stock or other equity interests or any warrants, options, or similar instruments to acquire the same; provided, however, that the foregoing shall not operate to prevent the making of dividends or distributions, (x) by any Restricted Subsidiary of the Company to its parent corporation or (y) previously declared by the Company if at the declaration date such payment was permitted by the foregoing.
(b) In addition to and without limiting the requirements of Section 6.16(a), (i) the aggregate amount of dividends and distributions referred to in clause (i) of Section 6.16(a) shall not exceed U.S. $0.15 per common share in any fiscal quarter and U.S. $0.44 per depositary share in any fiscal quarter and (ii) no purchases, redemptions or other acquisitions or retirements referred to in clause (ii) of Section 6.16(a) shall be made, unless, in each case of clauses (i) and (ii) of this Section 6.16(b), after giving effect to any such dividend or distribution or purchase, redemption or other acquisition or retirement, the Net Leverage Ratio is not more than 2.50 to 1.00 on a pro forma basis; provided, that the foregoing shall not apply to purchases, redemptions or other acquisitions or retirements pursuant to a management or employee benefit plan in an aggregate amount not to exceed $U.S. 25,000,000 per fiscal year.”
(q)    Section 6.17 of the Credit Agreement is amended to read in its entirety as set forth below:
“Section 6.17. Economic Sanctions; Anti-Corruption Laws. (a) The Company shall not, nor shall it permit any Subsidiary to, directly or indirectly:
(i) use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Arranger, Administrative Agent, L/C Issuer, Swing Line Lender, or otherwise) of Sanctions; or
(ii) use the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, or other similar legislation in other jurisdictions.
(b) The Company and its Restricted Subsidiaries shall conduct their businesses in compliance with applicable anti-corruption laws in all material respects and maintain policies and procedures designed, in the Company’s business judgment, to promote and achieve compliance with such laws.”
(r)    Section 6.18 of the Credit Agreement is amended to read in its entirety as set forth below:
“Section 6.18. (a) Balance Sheet Leverage Ratio. The Company shall not, as of the last day of each fiscal quarter of the Company, permit the Balance Sheet Leverage Ratio to be more than 45.0%.
(b)    Minimum Interest Coverage Ratio. The Company shall not, as of the last day of each fiscal quarter of the Company, permit the Interest Coverage Ratio at such time to be less than 3.50x to 1.00.”
SECTION 3    . Representations of Company. The Company represents and warrants that, after giving effect to this Amendment, (i) each of the representations and warranties of the Loan Parties set forth in the Credit Agreement and in the other Loan Documents will be true and correct in all material respects on and as of the Amendment Effective Date (except to the extent the same expressly relate to an earlier date with respect to which such representations and warranties shall be true and correct in all material respects as to such earlier date) and (ii) no Default or Event of Default will have occurred and be continuing on such date.
SECTION 4    . Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
SECTION 5    . Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 6    . Effectiveness. This Amendment shall become effective on the date (“Amendment Effective Date”) when the Administrative Agent shall have received:

(a)    from each of the Company and Lenders comprising the Required Lenders a counterpart hereof signed by such party; and
(b)    an amendment fee for the account of each Lender and such other fees as have been heretofore mutually agreed in writing.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CLIFFS NATURAL RESOURCES INC.
By:	/s/ Gary B. Halverson
Name: Gary B. Halverson
Title: President and Chief Executive Officer

By:	/s/ Terrance M. Paradie
Name: Terrance M. Paradie
Title: Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO AMENDMENT

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Rosanne Parsill
Name: Rosanne Parsill
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT]

BANK OF AMERICA, N.A., as a Lender
By:	/s/ James K.G. Campbell
Name: James K.G. Campbell
Title: Director

[SIGNATURE PAGE TO AMENDMENT]

JPMORGAN CHASE BANK, N.A.
By:	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT]

CITIBANK, N.A.
By:	/s/ David Jaffe
Name: David Jaffe
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT]

PNC BANK NATIONAL ASSOCIATION
By:	/s/ Joseph G. Moran
Name: Joseph G. Moran
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT]

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Mark Irey
Name: Mark Irey
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT]

FIFTH THIRD BANK, Operating through its Canadian Branch
By:	/s/ Mauro Spagnolo
Name: Mauro Spagnolo
Title: Managing Director & Principal Officer

[SIGNATURE PAGE TO AMENDMENT]

FIFTH THIRD BANK as Co-Documentation Agent
By:	/s/ Eric J. Welsch
Name: Eric J. Welsch
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT]

MIZUHO BANK, LTD
By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT]

RBS CITIZENS, N.A.
By:	/s/ Carl S. Tabacjar, Jr.
Name: Carl S. Tabacjar, Jr.
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT]

BANK OF MONTREAL, CHICAGO BRANCH
By:	/s/ Yacouba Kane
Name: Yacouba Kane
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT]

COMMONWEALTH BANK OF AUSTRALIA
By:	/s/ Ajay Lele
Name: Ajay Lele
Title: Associate Director Natural Resources

[SIGNATURE PAGE TO AMENDMENT]

TORONTO DOMINION (NEW YORK) LLC
By:	/s/ Marie Fernandes
Name: Marie Fernandes
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT]

WELLS FARGO BANK, N.A.
By:	/s/ Gabriela Ramirez
Name: Gabriela Ramirez
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT]

The Bank of Tokyo-Mitsubishi UFG, Ltd
By:	/s/ Mark Maloney
Name: Mark Maloney
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT]

UNION BANK, N.A.
By:	/s/ Y. Joanne Si
Name: Y. Joanne Si
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT]

UNION BANK, CANADA BRANCH, as a Canadian Lender
By:	/s/ Anne Collins
Name: Anne Collins
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT]

KEYBANK NATIONAL ASSOCIATION
By:	/s/ Suzannah Valdivia
Name: Suzannah Valdivia
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT]

THE HUNTINGTON NATIONAL BANK
By:	/s/ Lori Cummins-Meyer
Name: Lori Cummins-Meyer
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT]

THE BANK OF NOVA SCOTIA
By:	/s/ Rafael Tobon
Name: Rafael Tobon
Title: Director

[SIGNATURE PAGE TO AMENDMENT]

CIBC Inc.
By:	/s/ Zhen Ma
Name: Zhen Ma
Title: Authorized Signatory

By:	/s/ Darrel Ho
Name: Darrel Ho
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANKING
By:	/s/ Blake Wright
Name: Blake Wright
Title: Managing Director

By:	/s/ James Austin
Name: James Austin
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT]

HSBC BANK USA, N.A.
By:	/s/ Frank M. Eassa
Name: Frank M. Eassa
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT]

Sumitomo Mitsui Banking Corporation
By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT]

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
By:	/s/ Robert Grillo
Name: Robert Grillo
Title: Director

[SIGNATURE PAGE TO AMENDMENT]

NATIONAL AUSTRALIA BANK LIMITED
By:	/s/ Marcia Bockol
Name: Marcia Bockol
Title: Director

[SIGNATURE PAGE TO AMENDMENT]

WESTPAC BANKING CORPORATION
By:	/s/ David Brumby
Name: David Brumby
Title: Executive Director Westpac Americas

[SIGNATURE PAGE TO AMENDMENT]